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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 2006

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                  on behalf of the RFMSI Series 2006-SA2 Trust
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   333-131201-05             75-2006294
-------------------------------  ------------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)

  8400 Normandale Lake Boulevard, Suite 250
           Minneapolis, Minnesota                                  55437
---------------------------------------------              ---------------------
   (Address of principal executive office)                       (Zip Code)

                                 (952) 857-7000
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             (Registrant's telephone number, including area code )

                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01. Other Events.

On August 24, 2006, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates, Series, 2006-SA2, pursuant to a Series Supplement, dated as of August 1, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2006, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and the U.S. Bank National Association, as trustee. The mortgage loans were sold to Residential Funding Mortgage Securities I, Inc. pursuant to an Assignment and Assumption Agreement, dated as of August 24, 2006, between Goldman Sachs Mortgage Company and Residential Funding Mortgage Securities I, Inc.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (d). Exhibits.

      (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                  10.1 Series Supplement, dated as of August 1, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2006, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.

                  10.2 Assignment and Assumption Agreement, dated as of August 24, 2006, between, Residential Funding Corporation, Goldman Sachs Mortgage Company and Residential Funding Mortgage Securities I, Inc.

                  10.3 Custodial Agreement, dated as of August 1, 2006, among Residential Funding Corporation, as master servicer, Residential Funding Mortgage Securities I, Inc., as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, N.A., as custodian, and Goldman Sachs Mortgage Company, as seller.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                               By: /s/ Christopher Martinez
                                   ------------------------
                               Name: Christopher Martinez
                               Title: Vice President

Dated: September 8, 2006